POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SANTA BARBARA GROUP OF MUTUAL FUNDS INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and DONALD S. MENDELSOHN attorneys for it and in its name, place and stead, and in his office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-56546 and 811-07414), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Corporation has caused its name to be subscribed hereto by the President this 17 day of MARCH, 2010.

ATTEST:

By: ____________________
Rod Hagenbuch, Chief Compliance Officer

SANTA BARBARA GROUP OF MUTUAL FUNDS INC.

By: ____________________
Richard J. Capalbo, President

STATE OF OHIO)
) ss:
COUNTY OF Cuyahoga)

WITNESS my hand and official seal this 17th day of March, 2010.

____
Notary Public

My commission expires: ____________

Lisa M. Dorsey
Notary Public - State of Ohio
My Commission Expires July 5, 2014
Recorded in Lake County

378084.2

CERTIFICATE

The undersigned, Secretary of SANTA BARBARA GROUP OF MUTUAL FUNDS INC., hereby certifies that the following resolution was duly adopted by a majority of the Board of Directors at a meeting held March 1, 2010, and is in full force and effect:

> "WHEREAS, Santa Barbara Group of Mutual Funds Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;
>
> NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and DONALD S. MENDELSOHN attorneys for it and in its name, place and stead, and in his office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-56546 and 811-07414), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: March 17, 2010

Richard J. Capalbo, President
Santa Barbara Group of Mutual Funds Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SANTA BARBARA GROUP OF MUTUAL FUNDS INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President, Treasurer, and a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and DONALD S. MENDELSOHN his attorneys for him and in his name, place and stead, and in his office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-56546 and 811-07414), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17 day of MARCH, 2010.

Richard J. Capalbo
President, Treasurer, Director

STATE OF OHIO)
) ss:
COUNTY OF Cuyahoga)

WITNESS my hand and official seal this 17th day of March, 2010.

Notary Public

My commission expires: ______________

378084.2

Lisa M. Dorsey
Notary Public - State of Ohio
My Commission Expires July 5, 2014
Recorded in Lake County

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SANTA BARBARA GROUP OF MUTUAL FUNDS INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and DONALD S. MENDELSOHN her attorneys for her and in her name, place and stead, and in her office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-56546 and 811-07414), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of March, 2010.

Martha Harris Thompson
Martha Harris Thompson
Director

STATE OF CALIFORNIA)
COUNTY OF Los Angeles) ss:
)

Before me, a Notary Public, in and for said county and state, personally appeared Martha Harris Thompson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12 day of MAR, 2010.

HEUNG RYONG HA
Commission # 1823658
Notary Public - California
Los Angeles County
My Comm. Expires Dec 18, 2012

Notary Public

My commission expires: 12-18-2012

378084.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SANTA BARBARA GROUP OF MUTUAL FUNDS INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and DONALD S. MENDELSOHN his attorneys for him and in his name, place and stead, and in his office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-56546 and 811-07414), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 2010.

Louis F. Moret
Director

Original Document
See Attached
Acknowledgement

STATE OF CALIFORNIA)
COUNTY OF Los Angeles) ss:

Before me, a Notary Public, in and for said county and state, personally appeared Louis F. Moret, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of March, 2010.

Carmen Cantaya
Notary Public

My commission expires: Sept 13, 2010

CERTIFICATE OF ACKNOWLEDGEMENT

State of California)
County of Los Angeles)

On March 11, 2010 before me, Carmen Cartaya

Notary Public, personally appeared LOUIS F. MORET

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Carmen Cartaya

CARMEN CARTAYA
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
COMMISSION # 1688082
MY COMM. EXPIRES SEPT. 13, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SANTA BARBARA GROUP OF MUTUAL FUNDS INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and DONALD S. MENDELSOHN his attorneys for him and in his name, place and stead, and in his office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-56546 and 811-07414), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15 day of March, 2010.

Robert K. Murray
Robert K. Murray
Director

STATE OF ~~CALIFORNIA~~ FLORIDA)
) ss:
COUNTY OF Lee)

Before me, a Notary Public, in and for said county and state, personally appeared Robert K. Murray, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15 day of March, 2010.

Dianne H Walton
Notary Public

My commission expires:

Notary Public State of Florida
Dianne H Walton
My Commission DD545644
Expires 06/14/2010

378084.2